STANDARD INDUSTRIAL LEASE

         THIS LEASE,  made this day of April 2000, by and between Mesilla Valley
Business  Park,  LLC  (hereinafter   "Landlord")  and  Frontier  Airlines,  Inc.
(hereinafter "Tenant").

W I T N E S S E T H:


         In consideration of the rents, covenants and agreements herein set forth, Landlord and Tenant enter into the following agreement:

1. Definitions and Key Provisions. The following terms shall be defined in this Lease as follows:

          Premises: The space in the Building outlined on Exhibit "A" consisting of approximately * square feet of interior building space plus the approximately * of an acre (for * additional automobile parking spaces) designated as parking for Tenant's use as identified on the Site Plan attached hereto as Exhibit "B" (said acreage and any changes thereto as provided herein being called the "Additional Parking Area").

          Premises Area: * square feet.

          Project: The real estate and improvements  including the approximately
               * square foot building (the "Building") as shown on Exhibit "A" and municipally numbered as 1630 Hickory Loop, Las Cruces, NM. The "Project" includes the Additional Parking Area.

          Tenant's Share: * (*) of the Operating  Expenses  attributable  to the
               Project exclusive of the Additional Parking Area and * (*%) of the Operating Expenses attributable to the Additional Parking Area.

          Use: Airline Call and Reservation Center and/or any other lawful office use.

          Term:* (*) months unless terminated earlier as provided herein commencing on the Rent Commencement Date.

          Rent Commencement Date: The earlier of the date Tenant opens for business in the Premises or Substantial Completion of Landlord's Work as provided in Section 31.


          Base Rent:   Months * and *       $           *           per month

                       Months * through *   $           *           per month

                       Months * through *   $           *           per month

                       Months * through *   $           *           per month

          Security Deposit:      $*

          Broker:      CB Richard Ellis - Chris Hook

2. Granting Clause. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Landlord leases to Tenant, and Tenant takes from Landlord, the Premises for the Term hereof.

3. Quiet Enjoyment. Notwithstanding the fact that the Rent Commencement Date is subsequent to the effective date of this Lease, it is the intention of Landlord and Tenant that each have vested rights hereunder and that this Lease constitutes a binding and valid obligation of each as of the date this Lease is fully executed. Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term, for the Use specified in Section 1 hereof subject, however, to all of the terms hereof and to all reservations in favor of Landlord, all zoning ordinances and other laws and regulations governing or regulating the use of the Premises, and all easements, rights-of-way, and recorded instruments which affect the Premises. Landlord represents and warrants that it has full right and authority to enter into this Lease.

4. Security Deposit. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the Security Deposit referenced in
     Section 1 which shall be held by Landlord, without obligation for interest or segregation, as security for performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that the Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any default by Tenant, Landlord may, without prejudice to any other available remedy, use such fund to make good any rent arrearage or any other damage, injury, expense or liability caused by such event of default, and Tenant shall pay the Landlord within * (*) business days of written demand therefore, the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant * (*) days after the termination of this Lease.

5.   Rent.

5.1 Base Rent. Tenant shall pay Base Rent to Landlord for the Premises in the amounts set forth in Section 1. Said Base Rent shall be paid in advance on the first day of each month of the Term, with proration to occur for any partial month if the Rent Commencement Date is other than on the first day of a calendar month. Payments received by Landlord within the first * (*) days of any month shall not constitute an event of default hereunder.
     Simultaneous with Tenant's execution of this Lease, it shall prepay the Base Rent for Month * (*) (*). All rentals to be paid by Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, prior notice or demand, on or before the first day of each and every month during the Term, and at such place or places as may be designated from time to time by Landlord. Tenant's obligation to pay rent under this Lease is an independent covenant and no act or circumstance, regardless of whether such act or circumstance constitutes a breach of this Lease by Landlord, shall release Tenant of its obligation to pay rent as required by this Lease. Notwithstanding the fact that the Rent Commencement Date may be subsequent to the effective date of the Lease, it is the intention of Landlord and Tenant that each have vested rights hereunder and that this Lease constitutes a binding and valid obligation of each as of the date this Lease is fully executed. Payments received by Landlord within the first * (*) days of any month shall not constitute an event of default hereunder.

5.2 Operating Expense Payments. It is the intention of Landlord and Tenant that Landlord receive the Base Rent "net" of all other charges except as expressly provided herein; accordingly, beginning on the Rent Commencement Date, Tenant shall pay as additional rent Tenant's Share of the "Operating Expenses" for the Project. The term "Operating Expenses" shall mean all reasonable costs and expenses incurred by Landlord with respect to the ownership, maintenance and operation of the Project, including but not limited to: Taxes (as provided in Section 11); Insurance (as provided in
     Section 14); utilities; maintenance, repair and replacement of all portions of the Project, including without limitation, signs, fire suppression systems (if any), repair or replacement of exterior surfaces, including but not limited to painting, cleaning and graffiti removal, paving of parking areas and roads, roof (routine maintenance and repair only), alleys, landscaping, line painting, utility lines, lighting, electrical systems; amounts paid to contractors and subcontractors for work or services performed in connection with the foregoing; reasonable property management fees (not to exceed *% of gross rent payments) (which, at Landlord's option, may be payable to itself, an affiliate or third party manager); deductibles on insurance loss; security services, if any; trash collection and sweeping and compliance with laws, rules, regulations and orders of governmental authorities. Operating Expenses do not include debt service under mortgages; depreciation on the building; costs of restoration to the extent of net insurance proceeds received by Landlord with respect thereto; leasing commissions; or the cost of renovating space for other tenants of the Project or capital expenditures unless incurred by Landlord with a principal purpose to: (i) effect a reduction in the Operating Expenses; and
     (ii) keep the Project in compliance with applicable laws, rules, regulations and orders of governmental authorities; or any other expenses which, in accordance with generally accepted accounting principles, consistently applied, would not be treated as operating costs by comparable landlords of comparable buildings or projects. The costs of additions or alterations which are required to be capitalized for federal income tax purposes shall be amortized on a straight line basis over a period equal to the lesser of the useful life thereof for federal income tax purposes or * (*) years. The portion of Operating Expenses attributable to the Additional Parking Area shall be determined by Landlord in its reasonable discretion. For purposes of allocating taxes on the land, the Additional Parking Area will be treated as consisting of * (*) of an acre. Landlord may at its option increase Tenant's Share of the Operating Expenses (or any portion thereof) if in Landlord's reasonable opinion a disproportionate allocation is necessary because of Tenant's use or operation.

     Landlord shall furnish Tenant, at the inception of the Lease and on an annual basis or upon any significant change in operating expenses, a written statement estimating Tenant's Share of the Operating Expenses for the current calendar year (herein the "Estimate"). Beginning on the Rent Commencement Date and on the first day of each month during the Term, Tenant shall pay Landlord as additional rent * (*) of the Estimate. After Tenant's receipt of notice of any change in the estimate, Tenant shall have * (*) days to pay Landlord any amounts due to Landlord for the cumulative difference between the amount paid by Tenant based upon the previous estimate and the amount due Landlord based upon the new estimate which has accrued since the date of Tenant's receipt of the prior notice. As soon as practical after the end of each calendar year, Landlord shall furnish Tenant a written statement showing Tenant's Share of the total Operating Expenses actually due for the calendar year ended (the "Actual Expenses"). If the Actual Expenses exceed the Estimate, then Tenant agrees to pay within * (*) business days of receipt of said statement, the difference between Tenant's Share of the Actual Expenses and the Estimate. If the Estimate exceeds the Actual Expenses, then Landlord agrees to refund the difference at the time that such statement is furnished, provided Tenant is not then in default in the performance of any of its obligations under this Lease. The provisions of this Section shall apply for any partial calendar year during which this Lease is effective, subject to a pro rata adjustment based upon the number of calendar months or portions thereof that this Lease is in effect. Tenant's obligation to pay and Landlord's obligation to reimburse such difference shall survive the termination or expiration of this Lease.

     For purposes of this Section, a year shall mean a calendar year except for the first year of this Lease, which shall begin on the Rent Commencement Date and the last year which shall end at the expiration of the Lease.

     Tenant shall have the right to audit Landlord's books and records detailing Operating Expenses for the Project for the prior year. Any such audit will be scheduled on reasonable prior notice to Landlord and shall occur at Landlord's address as provided on the signature page of this Lease. Tenant will conduct any such audit within * (*) days of Landlord's delivery of the statement of Actual Expenses. Tenant shall provide Landlord with a copy of such audit. If the audit discloses an underpayment by Tenant, it shall promptly pay said amount to Landlord. If the audit correctly reflects an overpayment by Tenant, Landlord shall promptly refund such overpayment to Tenant. If the overpayment is more than * (*), Landlord shall pay to Tenant the reasonable costs of such audit.

5.3. Late Charges. Tenant agrees to pay a late charge of * (*) as additional rent for each payment due hereunder that remains unpaid for more than * (*) days after the due date to cover Landlord's administrative costs of processing such late payment. In addition to said late charge, any rental or other amount due from Tenant under this Lease which is more than * (*) days delinquent shall bear interest from the date such rental or other amount was due at the lesser of the rate of * (*) per year or the then maximum nonusurious rate under applicable law, (the lesser of said amounts being herein referred to as the "Maximum Rate.") In the event the late charge is ever deemed to be "interest" the amount of interest on past due amounts shall be automatically reduced so that the combination of said late charge and the interest on past due amounts, if any, does not exceed the Maximum Rate. Any amount collected which exceeds the Maximum Rate will be deemed credited to other amounts owed by Tenant to Landlord under this Lease, and any remaining excess after such credit shall be refunded to Tenant. It is the intent of both Landlord and Tenant to at all times comply with the applicable law regarding the maximum nonusurious amount or rate of interest which may be contracted for, charged, taken, reserved or received by Landlord. Any rental and/or other payments due hereunder returned to Landlord marked "Insufficient Funds" will entitle Landlord to collect an additional $* from Tenant for each such payment.

6.   Conduct of Business of Tenant.

6.1. Use of Premises. The Premises shall be occupied and used by Tenant solely for the purpose of conducting therein the Use authorized in Section 1 and for no other purpose without Landlord's prior written consent, which will not be unreasonably withheld. Tenant's acceptance of occupancy from Landlord shall constitute acknowledgment by Tenant that Tenant has inspected the Premises and the Project of which the Premises are a part and that same are suitable for Tenant's intended use thereof as stated in this Paragraph. Tenant recognizes and agrees that Landlord is making no warranties, expressed or implied, as to the suitability of the Premises or the Project for any particular use. Unless otherwise expressly set forth in this Lease, Tenant accepts the space "AS IS" with all faults.

6.2. Operation by Tenant. Tenant covenants and agrees to the following:


     (a) Tenant, at Tenant's expense, shall comply with all present and future laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities regardless of when they become effective, pertaining to Tenant's use or occupancy of the Premises and with any recorded covenants, conditions and restrictions (copies of said covenants conditions & restrictions will be provided to Tenant by Landlord prior to the execution hereof), all applicable federal, state and local laws, regulations or ordinances pertaining to air, soil and water quality, Hazardous Materials (as defined in Section 29.3 hereof), waste disposal, air emissions and other environmental, health and safety, zoning and land use matters, the Americans with Disabilities Act or similar laws and with any directive or order of any public officer or officers, pursuant to law, which impose any duty upon Landlord or Tenant with respect to the use or occupancy of the Premises;

     (b) Tenant shall comply with all requirements of any authority or agency having jurisdiction over the insurance rates with respect to the use or occupancy of the Premises;

     (c) Landlord shall have the exclusive right to use the roof, side and rear walls of the Premises for any purpose, including but not limited to erecting signs or other structures on or over all or any part of the same, erecting scaffolds and other aids to the construction and installation of the same, and installing, maintaining, using, repairing, and replacing pipes, ducts, conduits and wires leading through, to or from the Premises and serving other parts of the Project in locations which do not materially interfere with Tenant's use of the Premises. Tenant shall have no right whatsoever to the exterior or exterior walls, or the roof of the Premises or any portion of the Project outside the Premises, except as otherwise provided in this Lease. Notwithstanding the foregoing, Tenant shall have the right to install satellite antennas and other related communications equipment on the roof, immediately above Tenant's premises, at Tenant's sole cost and expense, provided that (1) such antennas and equipment comply with all applicable laws, ordinances and rules and regulations; (2) Landlord shall have the right to approve the plans therefore, which Landlord will not unreasonably withhold provided any roof penetrations will not void Landlord's warranties on the roofing system; and (3) such antennas and equipment do not overload the load bearing capacity of the walls or roofing system. (d) Tenant agrees that it shall not use or permit the Premises to be used for an adult book store, adult motion picture theater, nude or semi-nude entertainment club, or similar adult entertainment establishment.

7. Rules and Regulations. Tenant and Tenant's agents, employees, and invitees shall faithfully observe and comply with all reasonable, uniform rules and regulations promulgated by Landlord from time to time for the safety, care or cleanliness of the Project for the preservation of good order therein. Provided, however, Landlord has no obligation to promulgate such rules or regulations. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Project of any of the rules and regulations. Landlord will use commercially reasonable efforts to enforce the rules and regulations.

7.1 A. Any rules and regulations imposed by Landlord after the date of this Lease shall be: (i) reasonable and consistent with rules and regulations imposed on similar properties; (ii) no more burdensome than the rules and regulations attached hereto; (iii) subject to the other provisions of this Lease; (iv) related only to common areas, not the Premises; (v) uniformly enforced; and (vi) effective only after Tenant has had at least thirty (30) days prior written notice of their enactment.

8.   Parking and Use of Common Area and Facilities.

8.1. Common Area. All parking areas, access roads and facilities furnished, made available or maintained by Landlord on the Project for the general use in common of tenants of the Project and their invitees in the Project or the Premises, including the Additional Parking Area, truck ways, driveways, loading docks and areas, delivery areas, pickup stations, pedestrian sidewalks, courts and ramps, landscaped areas, retaining walls, stairways, hallways, common restrooms, lighting facilities, and other similar areas and improvements provided by Landlord for the general use in common of tenants of the Project and their customers (herein collectively called the "Common Area") shall at all times be subject to the control and management of Landlord. Tenant acknowledges that it does not have an exclusive interest in the Common Area. Subject to the terms and conditions of this Lease concerning the Additional Parking Area, Landlord reserves the right to grant such easements and other rights in the Common Area as Landlord may from time to time deem necessary, including without limitation, easements for mutual ingress and egress, truck turning, utilities, and similar matters for the benefit of adjacent properties. Landlord may, at its sole option, modify the Common Areas or make such changes thereto as Landlord deems reasonably necessary, as long as such modifications do not prevent Tenant's reasonable access to or use of the Premises as permitted herein.

8.2. Use of Common Area. Subject to the Terms and conditions of this Lease concerning the Additional Parking Area, Tenant and Tenant's business invitees, employees and customers shall have the nonexclusive right, in common with Landlord and all others to whom Landlord has granted or may hereafter grant rights, to use the Common Area, subject to such reasonable, uniform rules and regulations as Landlord may from time to time impose and the rights of Landlord set forth above. Landlord may at any time close temporarily all or any part of the Common Area to make repairs or changes, to prevent the acquisition of public rights therein or for any other reasonable purpose as long as such modifications do not prevent Tenant's reasonable access to or use of the Premises as permitted herein.. Tenant shall not interfere with the other tenants' right to use any part of the Common Area. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. Nothing herein shall obligate Landlord to maintain or provide any security services or systems for the Project. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or other criminal or willful acts of third parties.

8.3. Parking. The "Premises" includes the area identified on Exhibit "B" as the "Additional Parking Area." Provided Tenant is operating in the Premises for the Use specified in Section 1, Landlord agrees to make available to Tenant a total of * (*) exclusive parking spaces (including handicap spaces) as initially designated on the attached Site Plan as Exhibit "B". Parking spaces will be marked "Frontier Parking only." Tenant agrees to only use those exclusive parking spaces marked Frontier Parking, and no other spaces within the Project or parking areas shown on Exhibit "B". Landlord reserves the right to reconfigure or relocate the Additional Parking Area and other parking areas within the Project from time to time provided that parking available to Tenant within the Project is not diminished to less than * parking spaces in reasonably close proximity to the Premises, without Tenant's consent. In the event the square footage of the Additional Parking Area is reduced as the result of such a reconfiguration, the Additional Parking Area will nevertheless be treated as consisting of * (*) of an acre for allocation of real property taxes.

9.   Maintenance of Premises.

9.1. Maintenance by Landlord. Landlord shall keep or cause to be kept the foundations, roof (except for the HVAC System portions thereof as provided in Section 9.2) and structural portions of the walls of the Premises in good order, repair and condition except for damage thereto due to the acts or omissions of Tenant, its agents, employees, contractors or invitees. Landlord shall commence required repairs as soon as reasonably practicable after receiving written notice from Tenant thereof. Except as provided in this Paragraph, Landlord shall not be obligated to make repairs, replacements or improvements of any kind upon the Premises, or to any equipment, merchandise, stock in trade, facilities or fixtures therein, all of which shall be Tenant's responsibility. Without limitation on the foregoing, Tenant agrees that Landlord shall have no obligation to provide any janitorial service to the Building.

9.2. Maintenance by Tenant. Tenant shall at all times keep all parts of the Premises not required herein to be maintained by Landlord in good order, condition and repair and in a clean, orderly, sanitary and safe condition, damage by unavoidable casualty excepted. Without limitation on the foregoing, Tenant's repair and maintenance obligations shall include all glass, signage, windows, doors, fixtures, equipment and appurtenances thereof; lighting, electrical and plumbing appurtenances; and all interior and exterior heating, ventilation and air-conditioning equipment "HVAC System." Tenant's obligations shall include but not be limited to doing such things as necessary to cause the Premises to comply with applicable laws, rules, regulations and orders of governmental and public bodies and agencies. If replacement of equipment, fixtures and appurtenances thereto are necessary, Tenant shall replace the same with equipment, fixtures and appurtenances of the same quality, and shall repair all damages caused by such replacement. At the termination of this Lease, Tenant shall surrender the Premises in the same condition as they were on the Commencement Date, reasonable wear and tear excepted, and deliver all keys for and all combinations on locks, safes and vaults in the Premises to Landlord. Notwithstanding the above, Landlord reserves the right upon notice to Tenant to enter into a maintenance contract with a third party for the maintenance and repair of all or any portion of the HVAC System. If Landlord enters into such a contract, Tenant agrees to reimburse Landlord for all costs associated with such contract within * (*) business days of a billing therefore.

9.3. Fire Equipment. Tenant agrees to supply and maintain at its own expense any fire extinguishers required by local ordinance or other fire protection equipment required as a result of Tenant's use. Landlord to supply and install any other fire protection equipment required by law or local ordinance or as desired by Landlord, if such equipment is required for the building independent of Tenant's use.

9.4. No Consent. Tenant's maintenance and other obligations under this Lease shall not be construed as granting authority or consent to the Tenant to create any mechanic's or materialman's lien upon the Property or to subordinate Landlord's or Landlord's lenders rights.

10.  Alterations, Liens and Signs.

10.1.Alterations.  Tenant will not paint,  decorate or change the  architectural treatment of any part of the exterior of the Premises or construct any changes to the interior of the Premises, without Landlord's prior written approval thereto, which approval will not be unreasonably withheld conditioned or delayed, and will promptly remove any paint, decoration, alteration, addition or changes applied or installed without Landlord's approval or take such other action with respect thereto as Landlord reasonably directs. Tenant shall not make any structural alterations, additions or changes to the Premises. Tenant may, at its own cost and expense erect shelves, bins, racks and removable (i.e., not permanently attached to the realty) trade fixtures (collectively "Trade Fixtures") in the ordinary course of its business provided such items do not alter the basic character of the Premises, do not damage the Premises, may be removed without injury to the Premises and the construction, erection and installation thereof complies with all legal requirements and other provisions of this Lease. If Landlord grants consent to any requested alterations, the alterations shall be performed in a good, workmanlike and lien free manner in accordance with all applicable legal requirements and any restrictions which may be imposed by Landlord as a condition to its consent. All alterations, changes, additions and all leasehold improvements made by Tenant or made by Landlord on Tenant's behalf and all fixtures installed by Tenant which are not Trade Fixtures are herein collectively referred to as "Tenant Additions", and shall be the property of Landlord. Such Tenant Additions shall not be removed by Tenant on, before or following expiration or termination of the Lease without Landlord's consent except as may be required pursuant to Section 27.1.

10.2.Liens. Tenant shall promptly pay all contractors and materialmen, and not permit or suffer any lien to attach to the Premises or Project or any part thereof, and indemnify and save harmless Landlord against the same. Landlord shall have the right to require Tenant to furnish a bond or other indemnity satisfactory to Landlord prior to the commencement of any work by Tenant on the Premises costing in excess of $*. If any lien attaches or is claimed, Tenant, within * (*) days following the imposing of any such lien, shall cause the same to be released of record by payment or by petition to cancel the lien and posting such security as is required. Tenant has no express or implied authority to create or place any lien or encumbrance of any kind upon, or in any manner to bind the interest of Landlord in the Premises or Project or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including, without limitation, those who may furnish materials or perform labor for any construction or repairs.

10.3.Signs. Tenant will not place or permit on any exterior door or window or any exterior wall of the Premises any sign, awning, canopy, advertising matter, decoration, lettering or other thing of any kind which does not comply with the existing Sign Criteria for the Project as set forth in Exhibit "C" attached hereto. Landlord has installed, at its expense, four
     (4) permanent sign(s) in compliance with said Sign Criteria. Tenant agrees within thirty (30) days of the Rent Commencement Date to have Tenants logo or lettering placed on existing said box sign(s) on the facade of the Premises. Tenant shall, at its expenses, maintain such signage. Such maintenance shall include without limitation, the replacing of light bulbs and other lighting materials and any broken panels or the like. Tenant shall keep said sign lit during the operating hours of the Project as such hours are determined by Landlord regardless of whether Tenant's business is open during this time. Tenant shall remove such sign upon termination of this Lease. Such installation and removal shall be done in such a manner as to avoid injury, defacement or overloading of the Premises. Tenant shall not be permitted to individually install a street-side sign on its behalf.

11. Real Estate Taxes. Landlord has the sole right to render the Project, land and any improvements thereon to any appropriate taxing authorities. Tenant, as additional rent, agrees to pay Tenant's Share of all taxes (both general and special), assessments, or governmental charges (hereinafter "Taxes") lawfully levied or assessed against the Premises, Project or any portion thereof, including without limitation any gross receipts or similar tax and all taxes on the Additional Parking Area, but specifically excluding Landlord's income taxes, excess profit taxes, franchise taxes, or similar taxes on Landlord's business. Tenant's Share of the taxes shall be payable as additional rent in accordance with Section 5.2. Additionally, Tenant shall pay to Landlord upon demand, Tenant's Share of all reasonable costs (including tax consultant and/or attorney's fees) incurred by Landlord in connection with any protest or contest of the valuation of taxes imposed on the Project or land. Provided, however, Landlord shall have no obligation to take any such action. Tenant shall have the right to inspect, at Landlord's business office during regular business hours and upon reasonable notice to Landlord, the tax bills which Landlord receives from the applicable taxing authorities.

12. Personal Property Taxes. During the Term of this Lease, Tenant shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises. When possible, Tenant shall cause its personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within
     * (*) business days after receipt of a written statement therefor or, at Landlord's option as provided in Section 11.

13. Utilities. Tenant agrees to pay before delinquency all charges for all utilities (including but not limited to gas, water, heat, sewer, electricity, telephone, garbage removal, water meter charges and all hookup or connection fees or charges) which may accrue with respect to the Premises during the Term of this Lease. Additionally, Tenant shall pay to Landlord, as additional rent, upon demand, Tenant's Share of any utilities which are not separately metered based upon usage as reasonably determined by Landlord. Landlord shall in no event be liable to Tenant for any interruption in the service of any such utilities to the Premises, howsoever such interruption may be caused and this Lease shall continue in full force and effect despite any such interruptions. Tenant agrees to limit use of water and sewer to normal restroom use. Tenant acknowledges that it has inspected the utilities available to the Premises and that it has determined that such utilities are sufficient for all anticipated uses of the Premises. Tenant shall not install any equipment or make any use of the Premises which overloads the utilities available to the Premises and if Landlord deems Tenant's use of equipment to be in violation of this provision, Landlord may, in addition to such other remedies which Landlord has hereunder, require Tenant, at Tenant's expense, to upgrade such utility lines and related equipment including without limitation transformers.

14.  Insurance; Waiver; Indemnification.

14.1.Landlord's  Obligation.  During the Term of this Lease and any extension or renewal hereof, Landlord shall procure and maintain such "all risk property and general liability" insurance coverage on the Project as Landlord deems appropriate, but not less than full replacement cost coverage, as reasonably determined by Landlord, including, if Landlord so elects, loss of rental insurance in an amount of one or more year's annual rental.

14.2. Tenant's Obligations.

14.2.1. All Risk Property and General Liability. Tenant, as additional rent, shall pay to Landlord an amount equal to Tenant's Share of all premiums paid by Landlord for the insurance coverage described in Section 14.1. Tenant's Share of such premiums is payable as additional rent in accordance with Section 5.2.

14.2.2. Liability. Tenant shall procure and maintain a policy or policies of insurance insuring both Landlord and Tenant against all claims, damages or actions arising out of or in connection with Tenant's use or occupancy of the Premises or by the condition of the Premises, the limits of such policy or policies to be in an amount not less than $* per occurrence, and in an amount not less than $* in the general aggregate for bodily injury and property damage. Said policy or policies shall additionally include "Fire Legal Liability" insurance coverage in the maximum allowable amount. Tenant shall also maintain workman's compensation insurance on its employees in the required statutory amounts.

14.2.3. Personalty Coverage. Tenant also agrees to carry insurance against fire and such other risks as are from time to time included in standard extended coverage insurance, for the full insurable value, covering all of Tenant's merchandise, trade fixtures, furnishings, wall covering, floor covering, carpeting, drapes, equipment and all items of personal property of Tenant located on or within the Premises. All property in the Premises will be kept at Tenant's risk.

14.2.4. Construction Liability. Tenant, at its own cost and expense, shall obtain and maintain at all times when demolition, excavation, or construction work is in progress being done by Tenant (specifically excluding any of the "Landlord Work" as designated herein) on the Premises, construction liability insurance with limits of not less than $* and $* combined single limit in the general aggregate for bodily injury and property damage, protecting Landlord and Tenant as well as such other person or persons as Tenant may designate against any and all liability for injury or damage to any person or property in any way arising out of such demolition, excavation, or construction work.

14.2.5. Form of Insurance. All policies required of Tenant hereunder shall: (i) be issued by a reputable insurance company qualified to do business in the State of New Mexico and with an A.M. Best rating company of not less than "A-" according to the most recent rating thereof acceptable to Landlord;
     (ii) name Landlord as an additional  insured and Tenant as a named insured;
     (iii) provide that they cannot be canceled for any reason unless Landlord is given * (*) days prior written notice by the insurer; (iv) state that such insurance is primary over any insurance carried by Landlord; (v) contain an endorsement in favor of Landlord, waiving such insurance company's right of subrogation against Landlord; and (vi) contain a statement that the current installment of the premium for such policy has been paid in advance. A duly executed certificate of insurance shall be delivered to Landlord prior to Tenant's occupancy and will be attached hereto as Exhibit "D." All renewals shall be delivered to Landlord at least
     * (*) days prior to the expiration of the respective policy terms. Landlord shall have the right to review said insurance amounts at least yearly during the Term of this Lease and require Tenant to increase said insurance policies to provide coverage in such amounts as Landlord, in its sole, but reasonable discretion, deems necessary. Moreover, should Tenant's use of the Premises (or any vacancy by Tenant) result in an increased insurance rate, Landlord may, in its discretion allocate such amount of the insurance premium to Tenant as Landlord deems reasonable to pass the cost of such increased premium through to Tenant rather than other tenants of the Project. Tenant agrees to procure and maintain said increased insurance coverage. The insurance required of Landlord hereunder may be maintained under a blanket or master policy which includes properties other than the Project.

14.3.Mutual Waiver of Subrogation Rights. Landlord and Tenant and all parties claiming under them mutually release and discharge each other and their respective officers, directors, partners, employees and agents from all claims and liabilities arising from or caused by any casualty or hazard to the extent covered by valid and collectible insurance on the Project; and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof; provided that such release shall not operate in any case where the effect is to invalidate such insurance coverage. This release shall apply even if the loss or damage shall be caused by the fault or negligence of a party hereto or for any person for which such party is responsible.

14.4.Waiver.  Landlord,  its agents and employees,  shall not be liable for, and
     Tenant waives all claims for damage (except claims caused by or resulting from the negligence or willful misconduct of Landlord, its agents or employees), including but not limited to consequential damages, to person, property or otherwise, sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon any part of the Premises or the Project, including but not limited to, claims for damage resulting from: (a) any equipment or appurtenances becoming out of repair;
     (b) injury done or caused by wind, water, or other natural elements; (c) any defect in or failure of plumbing, heating or air-conditioning equipment, electric wiring or installation thereof, gas, water, and steam pipes, stairs, porches, railings or walks; (d) broken glass; (e) the backing up of any sewer pipe or downspout; (f) the bursting, leaking or running of any tank, tub, washstand, water, snow or ice upon the Premises or the Project; (g) the falling of any fixture, plaster or stucco; (h) damage to or loss by theft or otherwise of property of Tenant or others;
     (i) acts or omissions of other persons in the Premises, other tenants in the Project, occupants of nearby properties, or any other persons; and (j) any act or omission of owners of adjacent or contiguous property. All property of Tenant kept in the Premises shall be so kept at Tenant's risk only and Tenant shall indemnify, defend and save Landlord harmless from claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier.

14.5. Indemnification. Intentionally omitted.

15. Right of Entry. Landlord, its agents and employees, shall have the right to enter the Premises from time to time at reasonable times to examine, to show them to prospective purchasers and other persons, and to make such repairs, alterations, improvements or additions as Landlord deems desirable as long as Tenant's use of the Premises is not materially disrupted thereby. Rent shall not abate during any such entry by Landlord, including without limitation, during the period of any such repairs, alterations, improvements, or addition unless Tenant's use of the Premises is materially disrupted thereby and then only to the extent of such disruption. During the last * (*) months of the Term of this Lease, Landlord may exhibit the Premises to prospective tenants and maintain upon the Premises notices deemed advisable by Landlord. In addition, during any apparent emergency, Landlord, its agents and employees, may enter the Premises forcibly without liability therefor and without in any manner affecting Tenant's obligations under this Lease. Nothing herein contained, however, shall be deemed to impose upon Landlord any obligation, responsibility or liability whatsoever, for any care, maintenance or repair except as otherwise herein expressly provided.

16. Subordination and Attornment. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, or other lien presently existing on the Project or the Land or subsequently created on the Project, and to any renewals and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust, or other lien to this Lease. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust, or other lien hereafter placed on the Project or the Land, and Tenant agrees on demand to execute such further instruments subordinating this Lease as Landlord may request, provided such subordination shall be on the express condition that this Lease shall be recognized by the mortgagee, and that the rights of Tenant shall remain in full force and effect during the Term of this Lease so long as Tenant shall continue to perform all of the covenants and conditions of this Lease. No such mortgagee shall be required to assume any liabilities for defaults occurring prior to its ownership of the Project. Tenant covenants and agrees that upon foreclosure of any deed of trust, mortgage or other instrument of security and the sale of the Project or the Land pursuant to any such document, to attorn to any purchaser at such a sale and to recognize such purchaser as the Landlord under this Lease. The agreement of Tenant to attorn to any purchaser pursuant to such a foreclosure sale or trustee's sale in the immediately preceding sentence shall survive any such sale.

17. Estoppel Certificate. Tenant shall at any time, upon the request of Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified stating the nature of such modification and certifying that the Lease as modified is in full force and effect), the dates to which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. The parties hereto agree that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Project or the Land. Tenant's failure to deliver such statement within * (*) business days after Landlord's request for the same, shall be conclusive upon Tenant that: (i) this Lease is in full force and effect; (ii) this lease has not been modified or amended other than expressly stated; (iii) there are no uncured defaults in Landlord's performance; and (iv) not more than one month's rent or other charge has been paid in advance.

18. Damage and Destruction. If the Premises are hereafter damaged or destroyed or rendered partially unuseable by Tenant for their accustomed use by fire or other casualty and such fire or other casualty is not caused directly or indirectly by the fault or negligence of Tenant, its agents, employees, contractors or invitees, Landlord shall, unless the Lease is terminated as below, promptly repair the same to substantially the condition which they were in immediately prior to the happenings of such casualty (excluding stock in trade, fixtures, furniture, furnishings, carpeting, floor covering, wall covering, drapes and equipment), and from the date of such casualty until the Premises are so repaired and restored, the monthly Base Rent payments hereunder shall abate in such proportion as the part of said Premises thus destroyed or rendered unuseable by Tenant bears to the total Premises. Provided, however, Landlord shall not be obligated to expend for such repair or restoration an amount in excess of the insurance proceeds received by Landlord as a result of such damage. Landlord's obligation to rebuild is contingent upon its receipt of insurance proceeds sufficient to make such repairs. In the event any mortgagee or lender requires such sums to be applied to any debt, Landlord will not be deemed to have received the proceeds. Notwithstanding the above, if the Premises or any portion in excess of *% of the Building is wholly or partially damaged, destroyed or rendered unuseable by Tenant for their accustomed use by fire or other casualty then Landlord or Tenant shall have the right to terminate this Lease effective as of the date of such casualty by giving to the other party, within * (*) days after the happening of such casualty, written notice of such termination. If such notice is given, this Lease shall terminate and provided Tenant is not in default hereunder, Landlord shall promptly repay to Tenant any rent theretofore paid in advance which was not earned at the date of such casualty. If said notice is not given and Landlord is required or elects to repair or restore the Premises as herein provided, then Tenant shall promptly repair or replace its stock in trade fixtures, furnishings, furniture, carpeting, wall covering, floor covering, drapes and equipment to the same condition as they were in immediately prior to the casualty. If the Premises or any portion of the Project are damaged by fire or other casualty caused directly or indirectly by the fault or negligence of Tenant or its agents, employees, contractors, or invitees, the rent under this Lease will not abate and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Premises or the Project caused thereby to the extent that such cost and expense is equal to or less than the deductible amount covered by the insurance proceeds described in Section 14.1.

19.  Eminent Domain.

19.1.Eminent Domain. If any material portion of the Premises shall be acquired, condemned or damaged as a result of the exercise of any power of eminent domain, condemnation or sale under threat thereof or in lieu thereof to the extent that the remainder becomes unuseable for its intended purpose, then Landlord or Tenant at its election may terminate this Lease by giving notice to the other party of its election, within 180 days of the date the condemning authority shall have the right to possession of the Premises or portion of the Project condemned. Moreover, if any material portion of the Project is taken and in Landlord's judgment such taking would materially interfere with or impair its ownership or operation of the Project, Landlord may terminate this Lease. If the Lease shall not be terminated as aforesaid, then it shall continue in full force and effect, and Landlord shall within a reasonable time after possession is physically taken by the condemning authority (subject to delays due to shortage of labor, materials or equipment, labor difficulties, breakdown of equipment, governmental restrictions, fires, other casualties or other causes beyond the reasonable control of Landlord) restore the remaining portion of the Premises to the extent reasonably possible, to render it reasonably suitable for the Use permitted by Section 1. Provided, however, Landlord shall not be obligated to expend an amount greater than the proceeds received from the condemning authority less all expenses incurred in connection therewith (including attorney's fees) for the restoration. Base Rent as provided in Section 5.1, shall be reduced in the proportion that the area of the Premises so taken bears to the total Premises. No taking of the Common Area shall entitle Tenant to an abatement of rent, but operating expenses shall be adjusted accordingly.

19.2.Damages. Landlord reserves and Tenant assigns to Landlord, all rights to damages on account of any taking or condemnation or sale under threat or in lieu thereof or any act of any public or quasi-public authority for which damages are payable. Tenant shall execute such instruments of assignment as Landlord requires, join with Landlord in any action for the recovery of damages if requested by Landlord, and turn over to Landlord any damages recovered in any proceeding. If Tenant fails to execute instruments required by Landlord, or undertakes such other steps as requested, Landlord shall be deemed the duly authorized irrevocable agent and attorney-in-fact of Tenant to execute such instruments and undertake such steps on behalf of Tenant. However, Landlord does not reserve any damages payable for trade fixtures installed by Tenant at its own cost which are not part of the realty, moving expenses and business interruption expense incurred by Tenant, provided that such items are separately awarded to Tenant.

20. Assignment and Subletting. Tenant shall not assign this Lease or any interest therein, whether voluntarily, by operation of law, or otherwise, and shall not sublet the Premises or any part thereof except by written permission and consent of Landlord being first had and obtained. Consent of Landlord to any such assignment or subletting shall not be unreasonably withheld if: (i) at the time of such assignment or subletting Tenant is not in default in the performance and observance of any of the covenants and conditions of this Lease; (ii) the assignee or subtenant of Tenant shall expressly assume in writing all of Tenant's obligations hereunder; (iii) Tenant shall provide proof to Landlord that the assignee or subtenant has a financial condition which is satisfactory to Landlord and Landlord's lender; (iv) the Premises continue to be used solely for the Use set forth in Section 1, and (v) Landlord is furnished with and approves the form of the proposed sublease. In connection with any such assignment or sublease, Tenant or the assignee or subtenant of Tenant shall pay to Landlord any legal and administrative costs incurred by Landlord in approving such assignment or subletting, not to exceed $*. Any such assignment or sublease, even with the approval of Landlord, shall not relieve Tenant from liability for payment of all forms of rental and other charges herein provided or from the obligations to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease, or a consent to the assignment or subletting of the Premises. Consent to any assignment or subletting shall not be deemed a consent to any future assignment or subletting. Any merger, consolidation or transfer of corporate shares of Tenant, if Tenant is a corporation, so as to result in a change in the present voting control of the Tenant by the person or persons owning a majority of said corporate shares on the date of this Lease, shall constitute an assignment and be subject to the conditions of this Paragraph. If Tenant is a general partnership having one or more corporations as partners or if Tenant is a limited partnership having one or more corporations as general partners, the provisions of the preceding sentence shall apply to each of such corporations as if such corporation alone had been the Tenant hereunder. If Tenant is a partnership, the withdrawal of a general partner shall be an assignment subject to the provisions hereof. Moreover, in the event that the rental due and payable by a sublessee or assignee, or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto exceeds the rental payable under this Lease, or if with respect to an assignment, sublease, license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, subtenant, licensee or other transferee exceeds the rental payable under this Lease, then Tenant shall be bound and obligated to pay Landlord, in addition to all rental required hereunder, * (*) of such excess rental and other excess consideration within * (*) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case may be. Finally, in the event of any assignment or subletting it is understood and agreed that all rentals paid to Tenant by an assignee or sublessee shall be received by Tenant in trust for Landlord, to be forwarded immediately to Landlord without reduction of any kind, and upon election by Landlord such rentals shall be paid directly to Landlord. Without limitation of Landlord's approval rights as provided above, Tenant shall provide a copy of any executed sublease to Landlord within * (*) days of the execution thereof.

20.1 Notwithstanding anything contained in this Lease to the contrary, Tenant may without the prior consent of Landlord, but with notice to Landlord within * (*) days of any assignment or sublease, assign or sublease all or part of the premises, to an affiliate of Tenant, or to any company into which Tenant may be merged or consolidated, or that acquires substantially all of the assets of Tenant. Any such assignee shall have a similar right to assign this Lease to an affiliate of Tenant or to any company into which Tenant may be merged or consolidated, without the prior consent of Landlord, but with notice to Landlord within * (*) days of any assignment or sublease. An "Affiliate" of Tenant shall mean any corporation which directly or indirectly, controls or is controlled by or is under common control with Tenant, or a successor corporation to Tenant by merger, consolidation, or non-bankruptcy reorganization. For purpose of the definition of "affiliate," the word "control" (including "controlled by" and under common control with"), with respect to any corporation, partnership or association, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policy of a particular corporation, partnership or association, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding the foregoing, if any such affiliate has a net woth less than that of Tenant at the time of such proposed assignment, Landlord may require as a condition to such assignment a guarantee from Frontier Airlines Inc., or its successor, in a form acceptable to Landlord.

21.  Default by Tenant.

21.1.Events of Default. The following shall be considered for all purposes to be events of default under and a breach of this Lease: (a) any failure of Tenant to pay any rent or other amount when due hereunder after expiration of any applicable grace periods therefore as provided in the Lease; (b) any failure by Tenant to perform or observe any of the other terms, provisions, conditions and covenants of this Lease for more than * (*) days after written notice of such failure or if such performance is of a type which will require more than * (*) days to correct using reasonable diligence, Tenant fails to commence such cure within * (*) days after notice and diligently proceed to cure same; (c) Tenant shall become bankrupt or insolvent, or file or have filed against it a petition in bankruptcy or for reorganization or arrangement or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or Tenant makes an assignment for the benefit of creditors; (d) if Tenant abandons the Premises; (e) this Lease, Tenant's interest herein or in the Premises, any improvements thereon, or any property of Tenant is executed upon or attached; or (f) the Premises come into the hands of any person other than expressly permitted under this Lease.

21.2.Landlord's Remedies. Upon the occurrence of any event of default specified in this Lease, Landlord, without grace period, demand or notice (the same being hereby waived by Tenant), and in addition to all other rights or remedies Landlord may have for such default, shall have the right to pursue any one or more of the following remedies:

     (a) Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, by force if necessary, without notice or the need to resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby; and Landlord may recover from Tenant the amount of all loss and damage which Landlord may suffer by reason of such termination, including, without limitation, all costs of retaking the Premises and the total present value (using a discount factor of * (*) percent) of the total rent and charges reserved in this Lease for the remainder of the Term of this Lease (i.e., the duration of this Lease had it not been terminated) all of which shall be immediately due and payable by Tenant to Landlord; and/or

     (b) Without terminating this Lease, enter upon and take possession of the Premises, and expel or remove Tenant and any other person who may be occupying said Premises, or any part thereof, by force if necessary, without notice or the need to resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby. Landlord may make such alterations and repairs as it deems advisable to relet the Premises, and relet the Premises or any part thereof for such term or terms (which may extend beyond the Term of this Lease) and at such rentals and upon such other terms and conditions as Landlord in its sole discretion deems advisable. Upon each such reletting all rentals received by Landlord therefrom shall be applied: first, to any indebtedness other than rent due hereunder from Tenant to Landlord; second, to pay any costs and expenses of reletting, including brokers' and attorneys' fees and costs of alterations and repairs; third, to rent due hereunder; and fourth, the residue, if any, shall be held by Landlord and applied in payment of future rent as it becomes due hereunder. No such reletting shall relieve Tenant or any guarantors from their obligations hereunder. If rentals received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall immediately pay any such deficiency to Landlord. In no event shall Tenant be entitled to any excess rent obtained by reletting the Premises over and above the rent reserved herein.

     No re-entry or taking possession of the Premises by Landlord shall be construed as an election to terminate this Lease unless a written notice of such termination is given by Landlord to Tenant. Notwithstanding any such reletting or re-entry or taking possession, without termination, Landlord may at any time thereafter terminate this Lease for any prior breach or default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by at law or in equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord. Notwithstanding anything herein to the contrary, Landlord shall have no obligation to relet or attempt to relet the Premises or any portion thereof following termination of this Lease, re-entry or repossession of the Premises. Provided, however, in the event Landlord is ever held to have such a duty, Tenant agrees that Landlord shall, in connection with such efforts, not be required to do anything more than list the Premises for lease with a licensed real estate broker of Landlord's choosing (which may be an affiliate of Landlord) for a period of * (*) months. If no party acceptable to Landlord executes a lease with Landlord on terms reasonably acceptable to Landlord within this * (*) month period, Tenant agrees that Landlord shall conclusively have satisfied any such duty to release or mitigate. In no event will Landlord have any duty to lease the Premises before Landlord leases other vacant space which it has in the Project or other buildings owned by Landlord nor shall Landlord have any duty to lease to and Landlord will not be considered to be acting unreasonably in refusing to lease to any party if: (i) the prospective lessee has a financial condition which is unacceptable to Landlord or Landlord's lenders; (ii) the prospective lessee requires any alterations which are unacceptable to the Landlord or Landlord's lenders; (iii) the prospective lessee requires tenant improvements to be paid by Landlord; or (iv) the prospective lessee requires terms different from this Lease or which are otherwise unacceptable to Landlord or Landlord's lender.

21.3.Lockout Provisions. Upon the occurrence of an uncured event of default under the Lease, Landlord shall be entitled to change the locks at the Premises after three (3) days prior written notice to Tenant. Tenant agrees that entry may be gained for that purpose through use of a duplicate or master key or any other means, that same may be conducted out of the presence of Tenant if Landlord so elects, that no notice shall be required to be posted at the time of such entry by the Landlord on any door to the Premises (or elsewhere) disclosing the reason for such action or any other information, and that Landlord shall not be obligated to provide a key to the changed lock to Tenant unless Tenant shall have first: (a) brought current all payments due to Landlord under this Lease; provided, however, that if Landlord has theretofore formally and permanently repossessed the Premises, or has terminated this Lease, then Landlord shall be under no obligation to provide a key to the new lock(s) to Tenant regardless of Tenant's payment of past-due rent or other past-due amounts, damages, or any other payment or amounts of any nature or kind whatsoever; (b) fully cured and remedied to Landlord's satisfaction all other defaults of Tenant under this Lease (but if such defaults are not subject to cure, such as early abandonment of the Premises, then Landlord shall not be obligated to provide the new key to Tenant under any circumstances); and (c) given Landlord security and assurances satisfactory to Landlord that Tenant intends to and is able to meet and comply with its future obligations under this Lease, both monetary and nonmonetary.

21.4.Landlord's Performance for Account of Tenant. If the Tenant shall continue in default in the performance of any of the covenants or agreements herein contained after the time limit for the curing thereof then Landlord may perform the same for the account of Tenant. Any amount paid or expense or liability (together with interest thereon at the Maximum Rate from the date upon which any such expense shall have been incurred) incurred by Landlord in the performance of any such matter for the account of Tenant shall be deemed to be additional rent and the same (together with interest thereon at the Maximum Rate from the date upon which any such expense shall have been incurred) may, at the option of Landlord, be added to any rent then due or thereafter falling due hereunder or shall be payable by Tenant to Landlord on demand.

21.5.Application  of Payments  Received  From  Tenant.  Landlord  shall have the right to apply any payments made by Tenant to the satisfaction of any debt or obligation of Tenant to Landlord according to Landlord's sole discretion and regardless of the instructions of Tenant as to application of any such sum, whether such instructions be endorsed upon Tenant's check or otherwise, unless otherwise agreed upon by both parties in writing. The acceptance by Landlord of a check or checks drawn by a party other than Tenant shall not affect Tenant's liability hereunder nor shall it be deemed an approval of any assignment or sublease of this Lease by Tenant.

21.6.Waiver of Rights of Redemption. To the extent permitted by law, Tenant waives any and all rights of redemption granted by or under any present or future laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises due to Tenant's default hereunder or otherwise.

21.7.No Waiver. No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular rent payment involved. No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord or any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

22.  Landlord's Lien. Intentionally omitted.


23. Default by Landlord. Except in the event of emergency repairs required to be made by the Landlord to the Premises, which will be commenced at the earliest reasonable opportunity by Landlord after receipt of notice of the need therefore, Landlord shall in no event be charged with default in any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within * (*) days (or such additional time as is reasonably required to correct any such default) after written notice to Landlord by Tenant, specifically describing such failure. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder. All obligations of Landlord under this Lease will be deemed binding upon Landlord only during the period of its ownership of the Project and not thereafter. The term "Landlord" in this Lease shall mean only the owner, for the time being of the Project, and in the event of the transfer by such owner of its interest in the Project, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Any liability of Landlord under this Lease shall be limited solely to its interest in the Project, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord.

24. Application of Payments Received From Tenant. Landlord shall have the right to apply any payments made by Tenant to the satisfaction of any debt or obligation of Tenant to Landlord according to Landlord's sole discretion and regardless of the instructions of Tenant as to application of any such sum, whether such instructions be endorsed upon Tenant's check or otherwise, unless otherwise agreed upon by both parties in writing. The acceptance by Landlord of a check or checks drawn by a party other than Tenant shall not affect Tenant's liability hereunder nor shall it be deemed an approval of any assignment or sublease of this Lease by Tenant.

25. Notices. All notices required to be given hereunder shall be in writing, and shall be served in person upon the party to be notified or upon its agent, or shall be mailed by certified or registered mail or deposited with a nationally recognized overnight carrier, postage prepaid, to the appropriate address shown on the signature page of this Lease. Either party shall have the right to change its address for notice by notifying the other party of such change in accordance with this paragraph. Notice shall be deemed given * (*) days after deposit in the U.S. Mail or sent as otherwise provided in the manner provided herein. Either party shall have the right to change its address for notice by notifying the other party of such change in accordance with this Paragraph.

26. Sale of Project or Land by Landlord. In the event of any sale of the Project or Land by Landlord, or any part thereof, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Project or Land shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. Furthermore, in the event of a sale or conveyance by Landlord of the Project or Land, this Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser thereof.

27.  Surrender, Holding Over and Successors.

27.1.Surrender. Upon the expiration or earlier termination of this Lease, whether by forfeiture, lapse of time, or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, to Landlord in good and broom-clean condition and repair, reasonable wear and tear and loss by fire or other casualty excepted. All Tenant Additions will, following the expiration or termination of this Lease, remain in the Premises as Landlord's property unless Landlord directs Tenant to remove all or any portion of same in writing at the time Landlord approves the plans and specifications relating to such Tenant Additions, provided however, that Tenant must request Landlord's determination, whether said improvements will remain in the Premises or be required to be removed, at the time Tenant is requesting approval of the plans and specifications, whereupon Tenant agrees that it shall, at its expense, remove such Tenant Additions (or portion thereof directed by Landlord). Provided Tenant is not in default, it will remove its Trade Fixtures, inventory, and other personal property upon the expiration of the Term. . Tenant shall repair any damage to the Premises caused by the removal of such Tenant Additions, Trade Fixtures, or other items. In no event will any fire sprinklers, fire suppression equipment, HVAC System components, floor tiles, carpeting, ceiling tiles, plumbing fixtures, or similar building system items or any equipment or fixtures attached to the realty be considered "Trade Fixtures" or be removed unless directed by Landlord to do so. Tenant agrees that following an Event of Default, Landlord may, at its option, allow any party claiming to be a lessor of Tenant or a holder of a security interest in such trade fixtures or equipment to remove equipment, Trade Fixtures, and similar items leased from such lessor. Landlord shall have no liability to Tenant therefor. Landlord may condition its consent upon such lessor or a holder of a security interest in such trade fixtures or equipment agreeing to repair any damage to the Premises caused by such removal and providing adequate financial assurances of its ability to pay for any such damages. Provided, however, no such agreement by any such lessor, or Landlord's failure to obtain such an agreement, shall relieve Tenant of its obligations hereunder including without limitation, Tenant's obligation to repair said damage even if the damage is caused by said lessor or its contractors or agents. Tenant shall remove all Hazardous Materials. Any Trade Fixtures or Tenant Additions not removed by Tenant as required herein shall be deemed abandoned and may be stored, removed and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention or disposal of same. Moreover, any period following the termination or expiration of this Lease during which there is Hazardous Material, Tenant Alterations or Trade Fixtures which are not removed as herein required shall be considered a holdover by Tenant and, in addition to all other remedies available to Landlord hereunder, shall obligate Tenant to the increased rental payments pursuant to Section 27.2. Tenant shall be entitled to no payment or offset for the value of any such property (even if sold by Landlord) and shall pay on demand all costs incurred by Landlord in connection with such removal or disposal. No retention, disposal or sale of such items shall limit remedies otherwise available to Landlord hereunder for a breach by Tenant. All obligations of Tenant hereunder not full performed as of the termination or expiration of the Lease shall survive such termination or expiration.

27.2.Holding Over. If Tenant holds over or occupies the Premises beyond the Term of this Lease (it being agreed there shall be no such holding over or occupancy without Landlord's written consent), Tenant shall pay Landlord for each day of such holding over a sum equal to * the daily rent applicable hereunder at the expiration of the Term (including Operating Expenses), prorated for the number of days of such holding over. In such event, Tenant shall occupy the Premises as a Tenant at sufferance, and all of the terms and provisions of this Lease shall be applicable, with the exception of the rent applicable during such holding over period, which shall be increased as aforesaid. Tenant agrees that Landlord may institute a forcible detainer or similar action against Tenant or any other party in possession of the Premises without serving any demand for possession, demand to vacate, notice of termination or similar demand or notice upon Tenant or such party in possession.

27.3.Successors. All rights and liabilities herein given or imposed upon the respective parties hereto shall bind and inure to the several respective heirs, successors, administrators, executors and assigns of the parties and if Tenant is more than one person, they shall be bound jointly and severally by this Lease. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment is approved by Landlord as required herein.

28. Brokers or Finders. Tenant represents and warrants to Landlord, that it has engaged no broker or finder other than the Broker listed in Section 1 of this Lease and that no claims for brokerage commissions or finders' fees will arise in connection with the execution of this Lease and agrees to indemnify, defend and hold Landlord harmless from any liability or expense (including attorney's fees) arising from any such claim. Landlord agrees to pay Broker a commission upon Tenant accepting occupancy and commencing payment of Base Rent hereunder as provided in a separate agreement between Landlord and said Broker.

29.  Environmental Issues.

29.1.Tenants  Compliance  with  Environmental  Laws.  Tenant  shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord, which Landlord shall not unreasonably withhold provided Tenant demonstrates to Landlord's satisfaction that such Hazardous Material is necessary or useful to Tenant's business. All Hazardous Materials will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises.

29.2.Indemnification. In addition to, and without limitation on the general indemnity obligations of Tenant under this Lease, Tenant specifically agrees that it shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises or the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of any breach by Tenant of its obligations under this Paragraph or any contamination of the Premises resulting from the presence of Hazardous Materials on or about the Premises caused or permitted by Tenant. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material to the Premises, provided that Landlord's approval of such actions shall first be obtained. Tenant further agrees to defend Landlord, its agents, employees, and assigns in any administrative or judicial proceeding commenced by private individuals or governmental entities seeking recovery of damages for personal injury or property damage, or recovery of civil penalties or fines arising out of, connected with, or relating to any breach by Tenant of its obligations under this Paragraph or any contamination of the Premises resulting from the presence of Hazardous Materials on or about the Premises caused or permitted by Tenant. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

29.3.Hazardous Material. As used herein, the term "Hazardous Material" means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, oil hydrocarbon, asbestos or similar item as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, the Federal Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Federal Water Pollution Control Act, as amended, or any other federal, state or local environmental or heath and safety related law, regulation, ordinance, rule, or bylaw, whether existing as of the date hereof, previously enforced or subsequently enacted (collectively the "Environmental Laws").

29.4.Notice of Certain  Events.  Tenant  shall  immediately  advise  Landlord in writing of (a) any governmental or regulatory actions instituted or threatened under any Environmental Law affecting the Tenant or the Premises, (b) all claims made or threatened by any third party against Tenant or the Premises relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials, (c) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Premises or the Project or Land to be classified in a manner which may support a claim under any Environmental Law, and (d) the discovery of any occurrence or condition on the Premises, the Project or Land or any real property adjoining or in the vicinity of the Premises, the Project or Land which could subject Tenant, the Premises, the Project or Land to any restrictions in ownership, occupancy, transferability or use of the Premises, the Project or the Land under any Environmental Law. Landlord may elect to join and participate in any settlements, remedial actions, legal proceedings or other actions initiated in connection with any claims under any Environmental Law caused or alleged to have been caused by Tenant, it agents, employees, contractors or invitees and to have its reasonable attorney's fees paid by Tenant. At its sole cost and expense, Tenant agrees when applicable or upon request of Landlord to promptly and completely cure and remedy every violation of an Environmental Law caused by Tenant, its agents, employees, contractors or invitees.

29.5.Environmental  Review.  In the  event  reasonable  evidence  exists  of the occurrence or existence of the violation of any Environmental Law or the presence of any Hazardous Material on the Premises, the Project or the Land, caused by Tenant, its agents, employees, contractors, or invitees, Landlord (by its officers, employees and agents) at any time and from time to time may contract for the services of persons (the "Site Reviewers") to perform environmental site assessments ("Site Assessments") on the Premises, the Project, Land or neighboring properties for the purpose of determining whether there exists on the Premises, the Project, Land or neighboring properties any environmental condition which could reasonably be expected to result in any liability, cost or expense to Landlord. The
     Site Reviewers are hereby authorized to enter upon the Premises for purposes of conducting Site Assessments. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Materials and such other tests on the Premises, the Project, Land or neighboring properties as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Tenant agrees to supply to the Site Reviewers such historical and operational information regarding the Premises as may be reasonably requested by the Site Reviewers to facilitate the Site
     Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The results of Site Assessments shall be furnished to Tenant upon request. The cost of performing such Site Assessments shall be paid by Tenant.

30.  Miscellaneous.

30.1.Partial Invalidity. If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

30.2.Captions. The various headings and numbers herein and the grouping of the provisions of this Lease into Paragraphs are for the purpose of convenience only and shall not be considered a part hereof unless expressly stated to the contrary.

30.3.Gender; Number. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context otherwise requires.

30.4.Applicable Law. This Lease shall be governed by the laws of the State of New Mexico.

30.5.Corporation as Tenant. If a corporation executes this Lease as Tenant, it shall promptly furnish Landlord with certified corporate resolutions, a secretary's certificate or other evidence reasonably acceptable to Landlord attesting to the authority of the officers executing this Lease on behalf of such corporation.

30.6.Time. Time is of the essence of this Lease.


30.7.Joint and Several Liability. If Tenant is a partnership or other business organization, the members of which are subject to personal liability, the liability of each such member shall be deemed to be joint and several.

30.8.Accord and Satisfaction. Landlord is entitled to accept, receive and cash or deposit any payment made by Tenant for any reason or purpose or in any amount whatsoever, and apply the same at Landlord's option to any obligation of Tenant and the same shall not constitute payment of any amount owed except that to which Landlord has applied the same. No endorsement or statement on any check or letter of Tenant shall be deemed an accord and satisfaction or otherwise recognized for any purpose whatsoever. The acceptance of any such check or payment shall be without prejudice to Landlord's right to recover any and all amounts owed by Tenant hereunder and the Landlord's right to pursue any other available remedy.

30.9.Entire Agreement. There are no representations, covenants, warranties, promises, agreements, conditions or undertaking, oral or written, between Landlord and Tenant other than herein set forth. Except as otherwise provided herein, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless in writing and signed by them. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Lease or any exhibits or addendums hereto.

30.10No Partnership.  Landlord does not, in any way or for any   purpose, become
     a partner, employer, principal, master, agent or joint venturer of or with Tenant.

30.11. Force Majeure. If either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of acts of God, unavoidable casualties, the elements, inclement weather preventing work, strikes, lockouts, labor troubles, inability to procure material, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature, not the fault of the party delayed in performing work or doing acts required under this Lease, the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. Tenant shall not be excused from any obligations for payment of rent, percentage rent, additional rent or any other payments required by the terms of this Lease when same are due, and all such amounts shall be paid when due, unless otherwise expressly set forth herein.

30.12. Attorney's Fees and Waiver of Jury Trial. In the event of any litigation regarding this Lease, the losing party shall pay to the prevailing party reasonable attorney's fees. Without limitation on the foregoing, Tenant agrees that should Landlord ever file a forcible detainer action or a forcible entry and detainer action, Landlord shall be entitled to its reasonable attorney's fees and costs in such action, and Landlord shall not be required to give Tenant written notice to vacate or any other notice in order to recover such attorney's fees and costs. Landlord and Tenant acknowledge the delay, expense and uncertainty associated with a jury trial involving a complex commercial lease of this nature, and in recognition of these inherent problems hereby waive their rights to a jury trial and agree that any litigation regarding this Lease will be tried without a jury.

30.13. Limitation of Liability. To the extent Section 56-7-1 N.M.S.A. 1978 may be applicable to this Lease, any indemnity agreement contained herein shall not extend to liability, claims, damages, losses or expenses, including attorney's fees, arising out of:

     (a) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by the indemnitee; or

     (b) the giving or the failure to give directions or instructions by the indemnitee, or the agents or employees of the indemnitee, where such giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.

30.14. Exhibits. The following Exhibits are attached to this Lease and are incorporated herein by reference:

Exhibit A    =   Premises/Site Plan
Exhibit B    =   Additional Parking Area
Exhibit C    =   Sign Criteria
Exhibit D    =   Certification of Tenant's Insurance
Exhibit E1   =   Overall Floor Plan of the Building
Exhibit E2   =   Clarifications to the Approved Building Plan Set
Exhibit E3   =   List of the Approved Building Plan Set

31. Construction of Improvements. Landlord agrees to construct certain improvements to the Premises as herein provided. Attached to this Lease is the Overall Floor Plan of the Building (Exhibit "E1"), the Clarifications to the Approved Building Plan Set (Exhibit "E2") and List of the Approved Building Plan Set (Exhibit "E3") which consists of Sheet A1.1 prepared by Alvidrez and Associates dated April 13, 2000 and sheets MP-1 and E-1 through E-3 dated April 10, 2000 and demolition plans MP-1 and E-1 dated April 1988 (reflecting demolition only) prepared by Mustang Mechanical & Electrical and have been approved by Tenant, all of which are herein collectively referred to as the "Approved Landlord's Work Plans." As soon as practical after execution of this Lease, the Landlord, at its cost and expense, agrees to undertake construction of improvements in and to the Premises in accordance with the Approved Landlord's Work Plans attached hereto (the "Landlord's Work") and to complete the same in a good and workmanlike manner in compliance with all applicable laws in place at the time of issuance of the building permit and in substantial accordance with such Approved Landlord's Work Plans, free of any mechanic's and materialman's liens relating to Landlord's Work which could impair Tenant's right to possession. In no event will Landlord's Work include, and Tenant will be responsible for: (i) any items designed on the Approved Landlord Work Plans as "Tenant's Work" or "to be provided by Tenant" or words to that effect or (ii) without limitation, any of the following: security system, fire extinguishers, generators, computers, fixtures, furnishings, furniture, vending machines, telephone systems and related wiring, computer cabling and wiring.

31.1.Tenant's  Work.   Following  Landlord's   Substantial   Completion  of  the
     Landlord's Work, Tenant, at its cost and expense, agrees to undertake construction of improvements in and to the Leased Premises as set forth in the Approved Tenant Plans (as defined below) (herein the "Tenant's Work") to complete the same in a good and workmanlike manner in compliance with Approved Tenant Plans and all applicable regulations of Federal, State and local governmental bodies. Prior to commencement of the Tenant's Work, the Tenant will deliver to the Landlord plans and specifications for the Tenant's Work. The Landlord will have the right to promptly approve or disapprove the same by written notice to the Tenant, specifying the corrective action required in the case of any disapproval. Landlord will not unreasonably withhold, condition or delay its consent to such plans provided they do not create a Design Problem. If Landlord disapproves of any such items, Tenant will revise the plans and specifications and resubmit to Landlord and this process will be repeated until the plans and specifications for the Tenant's Work are approved by Landlord and Tenant at which point such plans will be referred to as the "Approved Tenant Plans." As used herein a "Design Problem" shall mean: (i) an adverse effect on the structural integrity of the Building; (ii) possible damage to the building systems; and (iii) noncompliance with applicable codes, rules, laws and regulations. No approval by Landlord of the Plans and specifications for Tenant's Work shall relieve Tenant of its obligations hereunder or be deemed a warranty by Landlord with respect thereto.

31.2.Completion of Landlord's  Work.  Landlord  agrees that the Landlord's  Work will, subject to Tenant Delays as described below and Force Majeure Events as described in Section 30.11, be substantially completed in accordance with Approved Landlord's Work Plans on or before June 23, 2000 ("Target Completion Date"). As used herein, "Substantially Complete" and "Substantial Completion" shall mean completion of Landlord's Work to the point where in the reasonable opinion of Landlord's architect, the work is complete in accordance with the Approved Landlord's Work Plans to the point where Tenant may commence Tenant's Work except for punchlist items which do not materially interfere with or prevent Tenant's Work, which punchlist items shall be promptly and diligently completed by Landlord. Tenant's contractor (and its various subcontractors) may enter upon the Premises prior to the June 23, 2000 provided that they work in harmony with the Landlord's contractor and do not cause the Landlord's contractor any delays or interfere with necessary inspections. During any such entry prior to June 23, 2000, Tenant shall maintain insurance in amounts not less than and of the type required of Tenant as specified in section 14 of this Lease, such insurance shall name Landlord as an additional insured. . Tenant's acceptance of occupancy from Landlord shall constitute acknowledgment by Tenant that the Premises are then in the condition called for in the Lease and that Landlord has satisfactorily completed Landlord's work hereunder.

     As used herein, "Tenant Delay" shall mean any delay in Landlord's Work caused by Tenant or its contractors, agents or employees, including without limitation: (i) any failure to respond to items submitted for Tenant's approval within the time limit specified by Landlord or, if no time limits are specified, within * (*) business days; (ii) any changes to Landlord's Work caused by Tenant's design of the Tenant's Work; or (iii) any failure of Tenant to pay any amounts due hereunder when due or to otherwise perform as herein required. The Target Completion Date and Outside Completion Date will be extended one (1) day for each day or partial day of Tenant Delay or Force Majeure Event.

31.3.Failure to Complete. Landlord shall not be liable in damages and Tenant may not terminate this Lease or pursue any remedies against Landlord if Landlord fails to achieve Substantial Completion on or before the Target Completion Date. If, however, Landlord fails to achieve Substantial Completion of Landlord's Work for any reason other than Tenant Delay or delay caused by Force Majeure Event on or before * (*) days following the issuance of a building permit for the Premises (herein the "Outside Completion Date"), then Tenant may, as its sole and exclusive remedy for such delay, delay the Rent Commencement Date for * (*) day for each day after the Outside Completion Date that Substantial Completion is not achieved. If the failure to complete is caused by Tenant Delay, Base Rent and other sums shall commence not later than June 15, 2000, regardless of whether the Landlord's Work is Substantially Complete.

31.4.Substitutions  and Change  Orders.  Tenant  agrees  that when the  Approved
     Landlord's Work Plans designate a particular brand of materials or equipment, Landlord may substitute a different brand of substantially equal quality (as determined by Landlord's architect) as availability may dictate. Tenant will have no right to require changes to the Approved Landlord's Work Plans without Landlord's consent, which consent Landlord may withhold pending (i) Tenant's payment for any costs associated therewith and (ii) Tenant's agreement for an extension of time to complete Landlord's Work. In no event will Landlord be obligated to reduce the Base Rent because of any savings achieved by a change.

32.  Renewal Option.

     (a) Provided that as of the time of the giving of the Extension Notice and on the Commencement Date of the Renewal Term, no event of default exists then Tenant shall have the right to extend the Lease Term for * (*) additional term of * (*) years (hereinafter"Renewal Term"), commencing on the day following the expiration of the Initial Term as applicable (hereinafter referred to as the "Commencement Date of the Renewal Term"). Tenant shall give Landlord notice (hereinafter called the "Extension Notice") of its election to extend the Term at least * (*) months prior to the scheduled expiration date of the applicable Term.

     (b) Base Rent during the Renewal Term will be the greater of (i) * (*) of the then Market Rental Rate for comparable space, improvements and parking as determined pursuant to Section 32(d) or (ii) $* per square foot.

     (c) Except for the Base Rent as determined above, Tenant's occupancy of the Premises during the Renewal Term shall be on the same terms and conditions as are in effect immediately prior to the expiration of the expiring Term, provided, however, Tenant shall have no further right to any allowances, credits or abatements relating to inducements regarding the Initial Term and the Right of First Refusal shall not apply. If Tenant does not give the Extension Notice within the period set forth in Section (a) above, Tenant's right to extend the Lease Term shall automatically terminate. Time is of the essence as to the giving of the Extension Notice. Landlord shall have no obligation to refurbish or otherwise improve the Premises for the Renewal Term. The Premises shall be tendered on the Commencement Date of the Renewal Term in "AS IS" condition. If the Lease is extended for the Renewal Term, then Landlord shall prepare and Tenant shall execute an amendment to the Lease confirming the extension of the Lease Term and the other provisions applicable thereto (the "Amendments"). If Tenant exercises its right to extend the term of the Lease for the Renewal Term pursuant to this Addendum, the term "Lease Term" as used in the Lease shall be construed to include, the Renewal Term. Tenant's Extension Notice is irrevocable once given.

     (d) Calculation of Market Rental Rate by Agreement. The "Market Rental Rate" as herein so called shall be determined (i) by mutual written agreement reached between Landlord and Tenant on or before * (*) days after Tenant shall have provided the Extension Notice, or (ii) if Landlord or Tenant cannot so mutually agree on or before the expiration of such *-day period, by means of the appraisal procedure set forth below.

          (i) Appraiser. If Landlord and Tenant cannot agree on the Market Rental Rate within such *-day period, Landlord and Tenant shall, within * (*) days after the expiration of the above-referenced *-day period, attempt to agree in writing on an appraiser (who shall in all events be a member of the American Institute of Real Estate Appraisers with at least * (*) years experience appraising properties of the same type as the Premises in the area where the Premises is located (the "Appraiser Qualifications"), such appraiser, an "MAI Lease Appraiser"). If Landlord and Tenant agree on an appraiser within the required period, the Market Rental Rate shall be determined by such single appraiser (which appraiser shall render its appraisal within * (*) days after its appointment).

          (ii) Appointment of Appraisers. In the event that Landlord and Tenant cannot so mutually agree on an appraiser within the required time period, the Market Value shall be determined by two appraisers, one appointed by Tenant and one appointed by Landlord, each of which shall satisfy the Appraiser Qualifications and each of which shall be appointed within * (*) days after the expiration of the time period set forth in Section 34.2 above. In the event that Landlord or Tenant fails to so appoint an appraiser within such time period, the other party hereto shall, upon prior written notice to the other party, appoint the second appraiser on behalf of such party.

          (iii)Delivery of Appraisals. The appraisals of these two appraisers must be completed and submitted to Landlord and Tenant within * (*) days after their appointment.

          (iv) Averaging of Appraisals - Selection of Third Appraiser. The appraisals of these two appraisers shall be averaged to determine the Market Value, unless the higher of the two appraisals exceeds the lesser by * (*) or more, in which case the first two appraisers shall appoint a third appraiser within * (*) days after the submission of the first two appraisals. If the first two appraisers are unable to agree within such period upon the third appraiser, they shall give immediate written notice to Landlord and Tenant of such failure to agree, and, if Landlord and Tenant fail to agree upon the selection of such third appraiser within * (*) days after the two appraisers give notice as aforesaid, then, within * (*) days thereafter, either Landlord or Tenant, upon notice to the other, may request such appointment by the American Arbitration Association (or any successor organization thereto), or, in the event of the absence, refusal, failure or inability to act of such organization, may apply for a court appointment of such appraiser (which third appraiser shall in all events satisfy the Appraiser Qualifications).

          (v) Delivery of Third Appraisal. The third appraiser shall have the right to participate in all meetings of the first two appraisers following its appointment and shall receive copies of all reports, memoranda and other materials exchanged between the first two appraisers. The third appraiser shall conduct such hearings and investigations as it may deem appropriate and shall render its appraisal within * (*) days after its appointment. Upon submission of the appraisal report of the third appraiser (which appraisal report shall be submitted to Landlord and Tenant), the two appraisals closest to each other shall be averaged and such average shall be the Market Value.

          (vi) Cost and Scope of Appraisals. Tenant and Landlord in equal shares shall bear all costs incurred by any appraiser whether appointed by Landlord or Tenant. All appraisal reports shall be in writing. In rendering their respective appraisals, the appraisers shall not add to, subtract from or otherwise modify the provisions of this Section.

          (vii)Appraisals Conclusive. The determination of the appraisers, as aforesaid, shall be conclusive and binding upon both Landlord and Tenant.

33. Right of First Refusal. Provided no Event of Default then exists, Tenant shall have a right of first refusal to lease the space within the Building adjacent to the Premises at the same lease price offered by any bona fide third party offer received by Landlord during the Initial Term of the Lease, which offer Landlord desires to accept. If Tenant desires to exercise such right, it must do so by written notice to Landlord ("Election Notice") within * (*) business days after Landlord's notice to Tenant setting forth the exact terms of the third party offer ("Offer Notice"). Tenant will within * (*) days of delivery from Landlord execute an amendment to this Lease to include the additional space which was the subject of such third party offer in the "Premises", to adjust Tenant's Share and to make such other modifications to this Lease as Landlord deems reasonably necessary to be effective upon the later of (i) the date of the amendment or (ii) substantial completion of any finish work as required by such third party offer if relevant to Tenant's business.

     This Right of First Refusal shall not apply to space in the Building which does not immediately abut the Premises. Moreover, this Right of First Refusal does not apply to space in any new building constructed adjacent to the Premises or in the existing building adjacent to the Premises. If Tenant does not so exercise its option to lease the adjacent space, this Right of First Refusal shall not survive a lease to said third party offeree. No broker's commission shall be owed in connection with the lease by Tenant of any space in the Building pursuant to the Right of First Refusal.

     This right is personal to Tenant and may not be assigned separate from this Lease.

     If Tenant provides the Election Notice as herein provided and fails to execute the Amendment, then: (i) Tenant will be in breach hereunder; (ii) this Right of First Refusal shall expire, and not apply to any future leases; and
(iii) the ability to terminate the Lease as provided in Section 34 shall, if not already terminated, expire. If Tenant elects not to exercise this Right of First Refusal, Tenant shall provide such reasonable assurances of same as Landlord or said third party offeree may require.

34.  Early Termination.

     Provided Tenant is not in default hereunder, it shall have the option of terminating this Lease ("The Option") during the primary term. The Option shall be effective after the end of the * (*) month following the Rent Commencement Date. To exercise The Option, Tenant must provide written notice to Landlord, the ("Termination Notice") anytime after the * (*) month following the Rent Commencement Date. The Termination Notice shall specify a date which shall be no less than * (*) months following the date of the Termination Notice the ("Termination Date"). As consideration for The Option, Tenant shall pay a termination fee to Landlord the ("Termination Fee"), which fee must accompany the Termination Notice, in the applicable amount set forth on Exhibit "E" attached hereto. The Termination Fee shall be determined by calculating the number of complete months elapsed in the Lease Term between the Rent Commencement Date and the Termination Date and using the applicable Termination Fee shown on Exhibit "E".

     All payments due under this Lease for the remaining * (*) months after the Termination Notice will be paid when due and all provisions regarding the surrender of the Premises shall apply. Once exercised, The Option is irrevocable.

35.  Exclusivity.

     Provided  (i) Tenant is  operating  in the Premises for the Use provided in
Section 1, (ii) is not in default hereunder and (iii) Landlord is the owner of the buildings currently municipally numbered as 1630 and 1680 Hickory Loop (if any), Landlord agrees not to lease space in such buildings for use as a customer service/call center, without the prior written consent of Tenant.

36.  Landlord's Warranties.

36.1 Compliance with Laws. Landlord warrants to Tenant that the Premises (excluding, any improvements or alterations performed by Tenant) in the state existing on the date that this Lease commences, but without regard to the use for which Tenant will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on the date upon which Lease commences. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Landlord, after written notice from Tenant, to promptly, at Landlord's sole cost and expense, rectify any such violation. In the event Tenant does not give to Landlord written notice of the violation of this warranty within one year from the date upon which this Lease commences, the correction of same shall no longer be the obligation of Landlord. Landlord shall comply with and shall cause the Building throughout the Term of this Lease, to be in compliance with all applicable Laws (as herinafter defined). Landlord shall be solely responsible for all changes to the Project (excluding the interior of the Premises) required to comply with all Laws, except for changes required to comply with Laws which are due solely to Tenant's occupancy, use or manner of use of the Project. As used herein, "Laws" shall mean all federal, state, county and local laws, statutes, codes, ordinances, rules, regulations, decrees, orders and other such requirements now or hereafter imposed, including, but not limited to, the Americans with Disabilities Act and any and all Environmental Laws.

36.2 No Latent Defects Landlord warrants to Tenant that there are no latent defects in the Premises. If such latent defects are discovered by Tenant, Tenant shall provide immediate written notice to Landlord of same and shall allow Landlord a period of * (*) days to correct such latent defects or initiate actions to correct such latent defects if the same cannot be reasonably completed within * (*) days. In the event Tenant does not give Landlord written notice of latents defects within * (*) days from the date upon which this Lease commences, Landlord shall no longer have the obligation to correct the same.

36.3 Hazardous Materials. Landlord to the best of Landlord's knowledge and after reasonable inquiry, hereby represents to Tenant that, as of the date of this Lease, no Hazardous Materials are located in, on, under or about the Premises and that the Premises is not currently and has not been the subject of any investigation or remedial action imposed by federal state or local regulatory authorities with jurisdiction concerning Hazardous Materials.

     IN WITNESS WHEREOF, Landlord and Tenant have signed this Lease as of the day and year first above written.

                                       LANDLORD:

                                       Mesilla Valley Business Park, LLC

                                       BY:      Mesita Investors, L.L.C.
                                       ITS:     General Partner
                                       BY:      Meyer Marcus
                                       ITS:     Manager

                                       ADDRESS: 6500 Montana Avenue
                                                El Paso, Texas 79925

                                       TENANT:

                                       Frontier Airlines, Inc., A Colorado
                                       Corporation

                                       BY:     _________________________
                                       ITS:    _________________________


                                       ADDRESS: 12015 East 46th Avenue
                                                Denver, Colorado  80239
                                       Phone Number:     ___________________
                                       Fax Number:       ___________________

             RULES AND REGULATIONS FOR MESILLA VALLEY BUSINESS PARK

(a) Tenant shall not place or maintain any merchandise, vending machines or other articles in any vestibule or entry of the Premises or outside the Premises;

(b) Tenant shall store garbage, trash, rubbish and other refuse in rat-proof and insect-proof containers inside the Premises or at such other location as directed by Landlord. Tenant shall remove the same frequently and regularly, subject to the direction of Landlord by such means and methods and at such times and intervals as are designated by Landlord, all at Tenant's cost;

(c) Tenant shall not permit any audible sound system or objectionable visible advertising medium outside the Premises;

(d) Tenant shall keep all mechanical equipment free of vibration and noise, and in good working order and condition;

(e) Tenant shall not commit or permit waste or a nuisance on the Premises, including, without limitation, any noxious, toxic or corrosive emissions from the Premises or the placing of any upon the Premises, and shall not permit or cause odors to emanate or be dispelled from the Premises;

(f) Tenant shall not solicit business in the Common Area nor distribute advertising matter in or upon the Common Area;

(g) Tenant shall not permit the loading or unloading or the parking or standing of delivery vehicles outside any area designated therefor, nor permit any use of vehicles which will interfere with the use of the Common Area in the Project nor permit its employees to park anywhere in the Project other than those areas designated from time to time by Landlord as "Additional Parking Area";

(h) Tenant shall not place a load on any floor in the Project which exceeds the floor load per square foot which such floor was designed to carry;

(i) Subject to the rights granted to Tenant in the Lease, Landlord shall have the exclusive right to use all or part of the roof, side and rear walls of the Premises for any purpose, including but not limited to erecting signs or other structures on or over all or any part of the same, erecting scaffolds and other aids to the construction and installation of the same, and installing, maintaining, using, repairing, and replacing pipes, ducts, conduits and wires leading through, to or from the Premises and serving other parts of the Project in locations which do not materially interfere with Tenant's use of the Premises;

(j) Subject to the rights to Tenant in the Lease, Tenant shall have no right whatsoever to the exterior walls or the roof of the Premises or any portion of the Project outside the Premises, except as otherwise provided in this Lease; and

(k) Tenant shall make no use of the Premises or the Project which would cause the premiums on the insurance carried by Landlord, if any, to be increased or which would cause such insurance to be canceled.